FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                              Current Report
                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934

                            January 30, 2001
               Date of Report (Date of earliest event reported)

                              MPM Technologies, Inc.
          (Exact name of registrant as specified in its charter)


                     Washington              0-14910          81-0436060
                    (State or other       (Commission      (IRS Employer
                    jurisdiction of       File Number)     Identification No.)
                    incorporation)


               222 W. Mission Ave., Suite 30, Spokane, WA           99201
                (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number including area code  (509) 326 3443


                (Former name or address, if changed since last report)



     ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
     The Company announced the departure of President and dispute with financial advisor. A copy of such press release is attached hereto as Exhibit 1.

     ITEM 5.  OTHER EVENTS


     ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR


     ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

            (a).  Financial Statements of business acquired

            (b).  Pro forms financial information

            (c).  Exhibits
               Press Release dated January 30, 2001




                                    SIGNATURE(S)


     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              MPM Technologies Inc.


          January 30, 2001                          /s/Robert D. Little
              (Date)                               ------------------------
                                                    Robert D. Little
                                                    Secretary